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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 27, 2005

                           BANCSHARES OF FLORIDA, INC.
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             (Exact name of registrant as specified in its charter)

         FLORIDA                       333-74997                59-3535315
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(State or other jurisdiction    Commission File Number       (I.R.S. Employer
    Of incorporation)             Identification No.)

       1185 Immokalee Road, Naples, Florida                      34110
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     (address of principal executive offices)                 (Zip Code)

                 Registrant's telephone number: (239) 254-2100

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.    RESULTS OF OPERATION AND FINANCIAL CONDITION

On January 27, 2004, Bancshares of Florida, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1 Press Release (solely furnished and not filed for purposes of Item 9.01).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Bancshares of Florida, Inc.
                                           (Registrant)
Date: January 27, 2005
                                               /s/ David G. Wallace
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                                                   David G. Wallace
                                                   Executive Vice President and
                                                   Chief Financial Officer